UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   Washington, D.C.  20549

                          FORM 8-K

                       CURRENT REPORT
 Pursuant to section 13 or 15(d) of The Securities Exchange
                         Act of 1934

 Date of Report (Date of earliest event reported): June 27,
                            2012
                     ------------------

               Dynasil Corporation of America
------------------------------------------------------------
   (Exact name of registrant as specified in its charter)

   Delaware               000-27503             22-1734088
  -----------            -----------            ----------
(State or other       (Commission File         (IRS Employer
jurisdiction of           Number)           Identification No.)
incorporation)



             44 Hunt Street, Watertown, MA 02472
------------------------------------------------------------
          (Address of principal executive offices)


                       (617)-668-6855
------------------------------------------------------------
    (Registrant's telephone number, including area code)


                       Not Applicable
       ______________________________________________
    (Former name or former address, if changed since last
                           report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-
2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-
4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers;
Election of Directors; Appointment of Certain Officers;
Compensatory Arrangements of Certain Officers.

On June 27, 2012, Steven K. Ruggieri resigned as Chief Executive Officer and President of the Company, and the Company's Board of Directors (the "Board") has accepted his resignation, effective July 6, 2012. Peter Sulick, the Company's Chairman of the Board, will serve as the Company's Interim Chief Executive Officer and President, while a search is conducted by the Board for a permanent Chief Executive Officer and President. Mr. Ruggieri has also resigned his position as a member of the Board, effective July 6, 2012.

Mr. Sulick, age 61, has been a director of the Company since 2008 and served as the non-executive Chairman of the Board since September 2009. He was also the Chair of the Audit Committee and Audit Committee Financial Expert from July 2008 until February of 2012, when that role was assumed by John Millerick. Additionally, Mr. Sulick has served on the Nominating and Governance Committee since 2010. While serving as Interim Chief Executive Officer and President, Mr. Sulick will continue as Chairman of the Board, but he will step down as a member of both the Audit Committee and Nominating and Governance Committee. He will be replaced on the Audit Committee by independent director Michael Joyner. He will be replaced on the Nominating and Governance Committee by independent director David Kronfeld.

Mr. Sulick is currently President and CEO of AmeriSite, LLC, a family-owned real estate development and investment company, which he founded in 1998. Mr. Sulick is the Executive Chairman and former CEO of Prism Microwave, Inc. which provides RF conditioning products for the mobile wireless infrastructure industry. Mr. Sulick's business background includes the founding of Independence Broadcasting Corporation, PowerFone Inc., SSPCS Corp. and AmeriSite, LLC. From 1985 until 2002, Mr. Sulick founded and led broadcasting and telecommunications companies that were later acquired by Nextel, T-Mobile and others. In the early part of his career, Mr. Sulick was a principal financial officer for Cablevision Systems and has also held several senior-level financial positions at the Communications Operations Group of ITT. He began his career in the audit department at Arthur Andersen & Co, in New York City following graduate school. He is a certified public accountant who earned his MBA in finance from the University of Massachusetts and a B.S. in Business Administration from The Citadel.

Terms relating to Mr. Sulick's engagement as interim Chief
Executive Officer and President are being finalized by the Company's Compensation Committee and will be disclosed by the Company when available on an amendment to this Current
Report on Form 8-K..

For additional information regarding Mr. Ruggieri or Mr.
Sulick, see the Company's Annual Report on Form 10-K for the fiscal year ended September 30, 2011 and Proxy Statement filed on January 11, 2012.

                         SIGNATURES

     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DYNASIL CORPORATION OF AMERICA

Date:     July 3, 2012   By:  /s/ Richard Johnson
                         Name:    Richard Johnson
                         Title:   Chief Financial Officer